Exhibit 99.1

Cardtronics Payments To Acquire DirectCash October 3, 2016 ©2016 Cardtronics plc. All rights reserved worldwide. Confidential – do not copy or distribute without permission.

Forward Looking Statements Certain statements and information in this presentation contain “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “project,” “believe,” “estimate,” “expect,” “future,” “anticipate,” “intend,” “contemplate,” “foresee,” “would,” “could,” “plan,” and similar expressions that are intended to identify forward-looking statements, which are generally not historical in nature. These forward-looking statements are based on management’s current expectations and beliefs concerning future developments and their potential effect on the Company. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting the Company will be those that are anticipated. All comments concerning the Company’s expectations for future revenues and operating results are based on the Company’s estimates for its existing operations and do not include the potential impact of any future acquisitions. The Company’s forward-looking statements involve significant risks and uncertainties (some of which are beyond the Company’s control) and assumptions that could cause actual results to differ materially from the Company’s historical experience and present expectations or projections. Known material factors that could cause actual results to differ materially from those in the forward-looking statements include: • the Company's financial outlook and the financial outlook of the ATM industry and the continued usage of cash by consumers at rates near historical patterns; • the Company's ability to respond to recent and future network and regulatory changes, including forthcoming requirements surrounding Europay, MasterCard, and Visa ("EMV") security standards; • the Company's ability to renew its existing customer relationships on comparable economic terms and add new customers; • the Company's ability to pursue and successfully integrate acquisitions; • changes in interest rates and foreign currency rates; • the Company's ability to successfully manage its existing international operations and to continue to expand internationally; • the Company's ability to manage concentration risks with key customers, vendors and service providers; • the Company's ability to prevent thefts of cash; • the Company's ability to manage cybersecurity risks and prevent data breaches; • the Company's ability to respond to potential reductions in the amount of net interchange fees that it receives from global and regional debit networks for transactions conducted on its ATMs due to pricing changes implemented by those networks as well as changes in how issuers route their ATM transactions over those networks; • the Company's ability to provide new ATM solutions to retailers and financial institutions including placing additional banks' brands on ATMs currently deployed; • the Company's ATM vault cash rental needs, including potential liquidity issues with its vault cash providers and its ability to continue to secure vault cash rental agreements in the future; • the Company's ability to manage the risks associated with its third-party service providers failing to perform their contractual obligations; • the Company's ability to successfully implement and evolve its corporate strategy; • the Company's ability to compete successfully with new and existing competitors; • the Company's ability to meet the service levels required by its service level agreements with its customers; • the additional risks the Company is exposed to in its U.K. armored transport business; • the impact of changes in U.S. or non-U.S. laws, including tax laws, that could reduce or eliminate benefits expected to be achieved from the Company’s recent change of its parent company’s domicile to the U.K. from the U.S.; • the impact of, or uncertainty related to, the U.K.’s planned exit from the European Union, including any material adverse effect on the tax, treaty, currency, operational, legal, and regulatory regime and macro-economic environment to which the Company will be subject to as a U.K. company; and • the Company's ability to retain its key employees and maintain good relations with its employees. Additional information regarding known material factors that could cause the Company's actual performance or results to differ from its projected results are described in its filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. You should not read forward-looking statements as a guarantee of future performance or results. They will not necessarily be accurate indications of the times at or by which such performance or results will be achieved. Forward-looking statements speak only as of the date the statements are made and are based on information available at the time those statements are made and/or management's good faith belief as of that time with respect to future events. The Company undertakes no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events, or otherwise. In addition, today’s presentation may include certain non-GAAP financial measures as defined under SEC Regulation G. Our opinion regarding the usefulness of such measures together with a reconciliation of those measures to the most directly comparable U.S. GAAP measures are included in our filings with the Securities and Exchange Commission. ©2016 Cardtronics plc. All rights reserved worldwide. Confidential – do not copy or distribute without permission. 2

Compelling Strategic Rationale Complementary growth strategies - - - High-quality retail locations across all geographies Bank branding offering Managed services for financial institutions Geographic expansion - Adds Asia Pacific as a new region, with Australia as the anchor market, in to New Zealand Australia is an established ATM market with over 700 million transactions billion in cash withdrawal transactions annually addition - and $106 - Opportunity for Cardtronics to expand in Australia as the best operator for retail placements and managed services Growth in existing Cardtronics markets - Addition of 7,700 ATMs in Canada, for total combined estate of over 11,000 Further opportunity for branding and managed services - Addition of 5,700 ATMs in the United Kingdom To be integrated into Cardtronics operating infrastructure ©2016 Cardtronics plc. All rights reserved worldwide. Confidential – do not copy or distribute without permission. 3

Global Leadership in ATM Management North America Europe Asia Pacific Mexico 1,364 Mexico 371 Combined Mexico 1,735 ©2016 Cardtronics plc. All rights reserved worldwide. Confidential – do not copy or distribute without permission. Note: All figures as of June 30, 2016. 4 Canada11,343 UK21,917 Australia New Zealand11,265 Canada7,786 UK5,714 Australia New Zealand11,265 Canada3,557 UK16,203

Transaction Overview CAD$19.00 per share Approximately USD$460 million transaction value, including $205 million(1) of net debt - Includes debt incurred related to DCPayments’ acquisition of First Data’s ATM business in Australia on September 30, 2016 - First Data acquisition expected to contribute more than USD$10 million in adjusted EBITDA annually Expected to close early in the first quarter of 2017, subject to satisfaction of certain closing conditions, including the approval of DCPayments’ shareholders and court approval as required by applicable law Cash on hand and fully-committed debt financing through an upsized credit facility from existing lenders Pro forma leverage of approximately 2.6x(2) 1. DC Payments net debt as of June 30, 2016, plus First Data acquisition-related debt incurred on September 30, 2016. 2. As of June 30, 2016. Note: Assumes CAD 1.00 = USD 0.76. ©2016 Cardtronics plc. All rights reserved worldwide. Confidential – do not copy or distribute without permission. 5 Financing Timing Purchase Price